UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 25, 2022

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        ☐

Item 2.02 Results of Operations and Financial Condition.
On February 28, 2022, Nelnet, Inc. (the “Company”) issued a press release with respect to its financial results for the quarter ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report. In addition, a copy of the supplemental financial information for the quarter ended December 31, 2021, which was made available on the Company's website at www.nelnetinvestors.com on February 28, 2022 in connection with the press release, is furnished as Exhibit 99.2 to this report. A copy of the 2021 letter to the Company's shareholders from the Chief Executive Officer of the Company is also furnished as Exhibit 99.3 to this report.
The above information and Exhibits 99.1, 99.2, and 99.3 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, information on the Company's website is not incorporated by reference into this report and should not be considered part of this report.
Certain statements contained in the exhibits furnished with this report may be considered forward looking in nature and are subject to various risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual results may vary materially from those anticipated, estimated, or expected. Among the key risks and uncertainties that may have a direct bearing on the Company's future operating results, performance, or financial condition expressed or implied by the forward-looking statements are the matters discussed in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 25, 2022, James P. Abel notified the Company of his retirement from the Company's Board of Directors (the "Board") effective as of March 17, 2022, after more than 18 years of service. Mr. Abel is currently serving as a Class II member of the Board.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release dated February 28, 2022 - "Nelnet Reports Fourth Quarter 2021 Results"

99.2	Supplemental Financial Information for the Quarter Ended December 31, 2021

99.3	2021 Letter to Shareholders from the Chief Executive Officer

104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 28, 2022
NELNET, INC.
By:    /s/ JAMES D. KRUGER
Name:    James D. Kruger
Title:    Chief Financial Officer